EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Amaize Beverage Corporation (the "Company")(formerly Snackhealthy Inc.) on Form 10-K for the for the year ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard Damian, President and William Lindberg, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Richard Damian	By:	/s/ William Lindberg
	Richard Damian		William Lindberg
	President		Chief Financial Officer

	November 9, 2015		November 9, 2015